UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2009 (April 8, 2009)

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-15319	04-3445278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centre Street, Newton, Massachusetts  02458

(Address of Principal Executive Offices) (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE BUT ARE NOT LIMITED TO STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEF OR EXPECTATION OF OUR TRUSTEES AND OFFICERS, WITH RESPECT TO OUR AGREEMENTS TO PURCHASE CERTAIN MEDICAL OFFICE, CLINIC AND BIOTECH LABORATORY BUILDINGS, OR MOBS.

THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE OUR OBLIGATIONS TO COMPLETE THE CURRENTLY PENDING MOB PURCHASES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE COMMERCIAL REAL ESTATE PURCHASES. AS A RESULT OF ANY FAILURE OF THESE CONDITIONS, SOME OF THE PROPERTIES MAY NOT BE PURCHASED OR SOME OF THESE PURCHASES MAY BE ACCELERATED OR DELAYED.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY APPLICABLE LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Explanatory Note

As previously reported in our Current Report on Form 8-K dated May 9, 2008, or the May 9 Current Report, filed by Senior Housing Properties Trust, or SNH, or us or we, we agreed to purchase up to 48 MOBs from HRPT Properties Trust, or HRPT, pursuant to a series of purchase and sale agreements, or the Purchase Agreements, dated as of May 5, 2008.  The Purchase Agreements are more fully described in the May 9 Current Report.  Financial statements and pro forma financial information required by Items 9(a) and (b) of Form 8-K in connection with the matters reported in

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the May 9 Current Report were reported by us in the May 9 Current Report and amended in our Current Report on Form 8-K/A dated May 22, 2008, in our Current Report on Form 8-K/A dated September 29, 2008, and in our Current Report on Form 8-K dated December 17, 2008.  As of the date of this Current Report on Form 8-K, we have purchased 38 of the MOBs from HRPT.  In addition, because a third party consent was not received, one of the Purchase Agreements was amended so that one of the remaining 10 MOBs is no longer subject to the Purchase Agreements; in the event HRPT obtains the third party consent we may nonetheless purchase that MOB.  Our agreements to acquire these 48 MOBs and our relationships with HRPT are described more fully in our Annual Report on Form 10-K for the year ended December 31, 2008.

This Current Report on Form 8-K provides updated unaudited pro forma financial statements reflecting the purchase of 38 of the MOBs, as well as the pending acquisitions of the remaining 9 MOBs subject to the Purchase Agreements and the one remaining MOB that is no longer subject to the Purchase Agreements, but that we still believe we will purchase.  The updated pro forma financial statements also reflect unrelated properties we have purchased through December 2008.

Item 9.01.  Financial Statements and Exhibits.

This Current Report on Form 8-K includes pro forma financial data for us, which includes the 38 MOBs that have been acquired and the 10 MOBs proposed to be acquired from HRPT as well as other acquisitions we have completed since January 1, 2009 (balance sheet) and January 1, 2008 (statements of income).  Because changes will likely occur in occupancy, rents and expenses with respect to the properties to be acquired and because some or all of the acquisitions may not be completed, the pro forma financial data presented should not be considered as a projection of future results.  Differences could also result from, among other considerations, changes in our portfolio of investments, in interest rates and in our capital structure.

Between June and December 31, 2008, we acquired 37 of these properties containing 1.5 million square feet for approximately $346.8 million, excluding closing costs. In January 2009, we acquired one additional property for approximately $19.3 million, excluding closing costs, and we expect the closings of the remaining 10 acquisitions to occur in 2010. We and HRPT may mutually agree to accelerate the closings of these acquisitions.  We funded these acquisitions using cash on hand, proceeds from equity issuances, borrowings under our revolving credit facility and by assuming three mortgage loans on two properties totaling $10.8 million with a weighted average interest rate of 7.1% per annum and a weighted average maturity in 2018.

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Between January 1, 2008 and December 31, 2008, we acquired the following other properties from unrelated parties (dollars in thousands):

Date Acquired	Location	Number of Properties	Units		Purchase Price
1/1/08	WI	5	568		$66,767
2/7/08	TX	2	98		10,292
2/17/08	NE	1	138		9,338
3/1/08	MN	1	228		48,549
3/31/08	CA, DE, MD	10	660		137,445
8/1/08	AL	2	112		14,734
8/21/08	GA, IL, TX, UT	4	NA	(1)	100,009
9/1/08	IN	8	451		62,268
9/30/08	NY	1	NA	(2)	18,647
11/1/08	IN	1	252		30,529
		35	2,507		$498,578

(1) On August 21, 2008, we acquired four wellness centers with a total of 458,000 square feet.
(2) On September 30, 2008, we acquired one medical office building from an unaffiliated party with a total of 89,000 square feet.

We funded these acquisitions using cash on hand, proceeds from equity issuances, borrowings under our revolving credit facility and by assuming 15 mortgage loans for $50.5 million on eight of these properties.

Certain properties acquired by us, or proposed to be acquired from HRPT, are leased to various tenants, including Five Star Quality Care, Inc., or Five Star, on a long term basis under net leases that transfer substantially all of the properties’ operating and holding costs to the tenants. We have previously provided summary financial data and other information regarding Five Star in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. The remaining tenants with net leases are engaged in a range of industries including health services, biotechnology research, and pharmaceutical research and manufacturing with no significant concentration within any particular industry.  The majority of these net lease tenants are privately owned.  Certain leases are guaranteed by affiliates of the tenants.  As of the date of this Current Report on Form 8-K, we believe that each tenant is current in its rent payments.  Five of the significant net lease tenants, other than Five Star, are: Scripps Research Institute, or Scripps; Fallon Community Health Plan, or Fallon Clinic; Health Insurance Plan of New York, or HIP; EPIX Pharmaceuticals, Inc., or EPIX; and The Oklahoma City Clinics.  Scripps is one of the largest non-profit health research institutes in the Country and is located in La Jolla, California.  Fallon Clinic is one of the largest multi-specialty group practices providing healthcare services in central Massachusetts.  HIP is one of the largest health insurance companies providing clinical services in the New York City area.  EPIX is a biopharmaceutical company focused on discovering and developing novel therapeutics.  EPIX is listed on NASDAQ Global Market under the symbol “EPIX”.  The Oklahoma City Clinics are a medical practice group operating in Oklahoma City and the surrounding areas.

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(b)           Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2008	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2008	F-3
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-4

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SENIOR HOUSING PROPERTIES TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2008, reflects our financial position as if the transactions described in the footnotes to the unaudited pro forma condensed consolidated financial statements were completed on December 31, 2008.  The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2008, presents our results of operations as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed on January 1, 2008.  These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our financial statements for the year ended December 31, 2008, included in our Annual Report on Form 10-K, and the historical financial statements included in our Current Report on Form 8-K dated May 9, 2008 and in our Current Report on Form 8-K/A dated May 22, 2008.

The unaudited pro forma financial statements assume the acquisitions of 48 medical office, clinic and biotech laboratory buildings, or MOBs, from HRPT Properties Trust, or HRPT, are financed with cash on hand, proceeds from equity issuances, borrowings under our revolving credit facility and by assuming three mortgage debts on two of the properties totaling $10.8 million.  We expect to eventually fund these acquisitions with a mix of long term capital determined based upon market conditions.  These unaudited pro forma financial statements are provided for informational purposes only and upon completion of the planned long term financing for these acquisitions our financial position and results of our operations will be significantly different than what is presented in these unaudited pro forma financial statements.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma financial statements.

The allocation of the purchase price of the acquisitions of the MOBs from HRPT and the other property acquisitions described in the notes to the unaudited pro forma condensed consolidated financial statements and reflected in these unaudited pro forma condensed consolidated financial statements has been based upon preliminary estimates of the fair value of assets acquired and liabilities assumed.  A final determination of the fair values of the MOBs acquired or to be acquired will be based on the actual net tangible and intangible assets that exist as of the dates of the completion of the transactions.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma financial statements.

These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences will result if the acquisitions of the MOBs from HRPT are not completed as planned.  Differences could also result from, among other considerations, future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2009.  Consequently, amounts presented in the unaudited pro forma financial statements related to these transactions are likely to be different than actual future results.

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Unaudited Pro Forma Condensed Consolidated Balance Sheet

December 31, 2008

(dollars in thousands)

		Pro Forma Adjustments
	Historical	MOBs Acquired (A) (C)	MOBs Pending (B) (C)	Subsequent Event (D)	Pro Forma
ASSETS:
Real estate properties, at cost	$2,807,256	$19,063	$178,273	$—	$3,004,592
Less accumulated depreciation	381,339	—	—	—	381,339
	2,425,917	19,063	178,273	—	2,623,253
Cash and cash equivalents	5,990	—	—	—	5,990
Restricted cash	4,344	—	—	—	4,344
Deferred financing fees, net	5,068	—	—	—	5,068
Acquired real estate leases, net	30,546	815	24,022	—	55,383
Other assets	25,009	—	—	—	25,009
	$2,496,874	$19,878	$202,295	$—	$2,719,047

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Unsecured revolving credit facility	$257,000	$19,249	$198,990	$(96,806)	$378,433
Senior unsecured notes due 2012 and 2015, net of discount	322,017	—	—	—	322,017
Secured debt and capital leases	151,416	—	—	—	151,416
Acquired real estate lease obligations, net	7,974	629	3,305	—	11,908
Other liabilities	27,109	—	—	—	27,109
Shareholders’ equity	1,731,358	—	—	96,806	1,828,164
	$2,496,874	$19,878	$202,295	$—	$2,719,047

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2008

(amounts in thousands, except per share amounts)

	Historical	MOBs Acquired (E)	MOBs Pending (F)	Pro Forma Adjustments		Pro Forma
REVENUES:
Rental income	$233,210	$—	$—	$15,264	(G)	$248,474
MOB rental income	—	25,990	18,037	5,621	(H)	49,648
Interest and other income	2,327	—	—	—		2,327
Total revenues	235,537	25,990	18,037	20,885		300,449

EXPENSES:
Property operating expenses	2,792	7,992	4,092	569	(I)	15,445
Interest	40,154	—	—	5,352	(J)	45,506
Depreciation	60,831	—	—	16,962	(K)	77,793
General and administrative	17,136	—	—	2,654	(L)	19,790
Impairment of assets	8,379	—	—	—		8,379
Total expenses	129,292	7,992	4,092	25,537		166,913

Income before gain on sale of properties	106,245	17,998	13,945	(4,652)		133,536
Gain on sale of properties	266	—	—	—		266
Net income	$106,511	$17,998	$13,945	$(4,652)		$133,802

Weighted average shares outstanding	105,153			15,245	(M)	120,398

Basic and diluted earnings per share:
Income before gain on sale of properties	$1.01					$1.11
Net income	$1.01					$1.11

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A)        Represents the impact of our completed acquisition from HRPT of the one MOB which was acquired subsequent to December 31, 2008 and related financing.  This acquisition was funded with borrowings under our revolving credit facility.  Included in the December 31, 2008 historical numbers are 37 MOBs that were acquired between June and December 31, 2008 from HRPT for approximately $346.8 million, excluding closing costs, including the assumption of three mortgage loans that encumber two properties totaling $10.8 million at a weighted average interest rate of 7.1% per annum.  Also included in the December 31, 2008 historical column is one MOB acquired from an unaffiliated party for $18.6 million, excluding closing costs.

(B)         Represents the impact of our pending acquisitions of the remaining 10 MOBs we expect to acquire from HRPT and relating financings.  These pending acquisitions are expected to be funded with borrowings under our revolving credit facility.  The estimated purchase prices of these 10 MOBs are subject to change based on contractual terms of any applicable purchase agreement.  The form of funds for these acquisitions is subject to change based on capital market conditions at the time of closings.

(C)         Includes the impact of the preliminary purchase accounting adjustments for the completed acquisition of one MOB acquired subsequent to December 31, 2008 and the pending acquisitions of 10 MOBs from HRPT for the value of in-place leases and the fair market value of above or below market leases and customer relationships.

Acquired assets other than real estate are as follows:

MOBs Acquired:
Origination Costs	$815
Above Market Leases	—
Total MOBs Acquired	$815

MOBs Pending:
Origination Costs	$7,163
Above Market Leases	16,859
Total MOBs Pending	$24,022

Assumed liabilities are as follows:

Below Market Leases:
MOBs Acquired	$629
MOBs Pending	3,305
Total Below Market Leases	$3,934

Included in the December 31, 2008 historical numbers are the preliminary purchase accounting adjustments for the 37 MOBs that were acquired between June and

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

December 31, 2008 from HRPT and one MOB acquired in September 2008 from an unaffiliated party.  Intangible lease assets and liabilities recorded by us for these acquisitions totaled $29.8 million and $4.3 million, respectively.

(D)        Includes the following event subsequent to December 31, 2008: in February 2009, we issued 5.9 million common shares in a public offering, raising net proceeds of approximately $96.8 million.  We used the net proceeds from this offering to repay borrowings outstanding under our revolving credit facility.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2008

(E)         Represents the impact on rental income, reimbursement income and operating expenses for the year ended December 31, 2008 of the historical results of the one MOB acquired by us subsequent to December 31, 2008 and pro rated results of the 37 MOBs acquired by us between June and December 31, 2008, as if these acquisitions occurred on January 1, 2008.  Included in rental income, interest expense, depreciation, general and administrative expenses and impairment of assets in the historical column are $12.3 million, $346,000, $3.3 million, $16,000 and $1.4 million, respectively, of the 37 MOBs acquired from HRPT and the one MOB acquired from an unaffiliated party since June 1, 2008 from the date of acquisition through December 31, 2008.  A management fee of 3% of gross rents is included in property operating expenses.

(F)         Represents the impact on rental income, reimbursement income and operating expenses for the year ended December 31, 2008 of the historical results of our pending acquisitions from HRPT of 10 MOBs as if these acquisitions occurred on January 1, 2008.  A management fee of 3% of gross rents is included in property operating expenses.

(G)         During the year ended December 31, 2008, we purchased 30 senior living properties with a total of 2,507 units and four wellness centers with a total of 458,000 square feet for approximately $379.3 million and $100.0 million, respectively, from nine unaffiliated parties.  We leased these properties for initial rent of $39.4 million.  We funded these acquisitions using cash on hand, proceeds from equity issuances in December 2007 and February and June 2008, borrowings under our revolving credit facility and the assumption of 15 mortgage loans that encumber eight of these senior living properties totaling $50.5 million at a weighted average interest rate of 6.5% per annum.  The adjustment to rental income represents the full year impact assuming we acquired these 30 senior living properties and four wellness centers on January 1, 2008.

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

(H)        Represents the rental income adjustment for the one MOB acquired from an unaffiliated party on September 30, 2008 and the straight-line rent adjustment for the 38 acquired MOBs and 10 pending MOBs from HRPT.  Also includes the preliminary amortization of capitalized above and below market lease values for these acquired and pending acquisitions.  The adjustments are as follows:

MOBs Acquired from Unaffiliated Party	$1,832
MOBs Acquired from HRPT (Straight-line)	2,473
MOBs Pending from HRPT (Straight-line)	2,421
MOBs Pending from HRPT (Above Market Leases)	(1,512)
MOBs Acquired from Unaffiliated Party (Above Market Leases)	(41)
MOBs Acquired from HRPT (Below Market Leases)	73
MOBs Pending from HRPT (Below Market Leases)	334
MOBs Acquired from Unaffiliated Party (Below Market Leases)	41
Total	$5,621

(I)          Represents the property operating expenses adjustment for the one MOB acquired from an unaffiliated party on September 30, 2008.  The adjustment represents the full year impact assuming we acquired this property on January 1, 2008.

(J)          Represents the impact on interest expense for the year ended December 31, 2008, from $218.2 million outstanding on our revolving credit facility at our current interest rate of 2.2% per annum drawn in connection with the purchase of the 38 acquired MOBs and 10 pending MOBs described in Notes (A) and (B), respectively, and the impact on interest expense for our February 2009 equity offering described in Notes (D) and (M) used to repay borrowings outstanding under our revolving credit facility as if this equity offering occurred on January 1, 2008.  Also includes the interest expense on the assumption of three mortgage loans that encumber two of the MOBs totaling $10.8 million at a weighted average interest rate of 7.1% per annum described above in Note (A) and the assumption of 15 mortgage loans that encumber eight of the senior living properties totaling $50.5 million at a weighted average interest rate of 6.5% per annum described above in Note (G).  The additional net interest expense is as follows:

MOBs Acquired	$426
MOBs Acquired — Debt Assumption	461
MOBs Pending	4,406
2009 Equity Offering — Reduction in Interest Expense	(2,143)
Senior Living Properties Acquired — Debt Assumption	2,202
Total	$5,352

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Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

(K)        Represents the impact on depreciation expense for the year ended December 31, 2008, of properties acquired by us during the year ended December 31, 2008 described in Notes (G) and (H) and the impact of the acquisitions of the 38 acquired MOBs and 10 pending MOBs described in Notes (E) and (F), respectively.  Also includes the preliminary amortization of capitalized origination costs for these acquired and pending MOB acquisitions.  The additional depreciation expense is as follows:

2008 Senior Living and Wellness Center Acquisitions	$4,681
MOBs Acquired from HRPT	6,424
MOBs Pending from HRPT	4,584
MOBs Acquired from Unaffiliated Party	342
MOBs Acquired from HRPT (Origination Costs)	95
MOBs Pending from HRPT (Origination Costs)	731
MOBs Acquired from Unaffiliated Party (Origination Costs)	105
Total	$16,962

(L)         Represents the impact on general and administrative expenses for the year ended December 31, 2008, of properties acquired by us during the year ended December 31, 2008 described in Notes (G) and (H) and the impact of the acquisitions of the 38 acquired MOBs and 10 pending MOBs described in Notes (E) and (F), respectively.  The increase in general and administrative expense represents the management fees payable to Reit Management & Research LLC, or RMR.  The management fees paid by us to RMR with respect to the acquired and pending MOBs from HRPT will be the same as the management fees that are currently being paid by HRPT with respect to these MOBs and they will not increase as a result of our purchase prices being higher than HRPT’s historical costs of these MOBs.  The additional general and administrative expenses are as follows:

2008 Senior Living and Wellness Center Acquisitions	$912
MOBs Acquired from HRPT	898
MOBs Pending from HRPT	774
MOBs Acquired from Unaffiliated Party	70
Total	$2,654

(M)                      In February 2008, June 2008 and February 2009, we issued 6.2 million, 19.6 million and 5.9 million of our common shares in underwritten public offerings, raising net proceeds of $129.4 million, $393.7 million and $96.8 million, respectively.  We used the net proceeds from these offerings to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, the acquisitions described in Notes (E), (G) and (H).  The adjustment to our weighted average shares outstanding shows the effect on our weighted average shares outstanding for the year ended December 31, 2008, as if we issued the additional shares on January 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer
Dated: April 8, 2009